                                                                    Exhibit 99.1

SWMX
SOFTWAVE MEDIA EXCHANGE

Contact: Christian Kitchell                                FOR IMMEDIATE RELEASE
         SWMX
         914-406-8403
         ckitchell@swmx.com

           SWMX COO BILL FIGENSHU TO ASSUME EXPANDED RESPONSIBILITIES

IRVINGTON, NY - August 14, 2006 - SWMX, Inc. (OTCBB: SWMX), a leading electronic marketplace for the trading,  management and  distribution of advertising  media time,  today announced that as of August 8, 2006, SWMX Chief Operating  Officer,
Bill Figenshu,  will assume an expanded role within the organization,  including greater  oversight  and  direction  of sales and  business  development,  client service,  marketing and operating  administration  following the  termination of
Charles  Omphalius  from his duties as President of the  Company's  wholly owned subsidiary, SoftWave Media Exchange, Inc.

"We are exceedingly  optimistic about the prospects for SWMX going forward,  and believe  Bill  Figenshu's  proven  expertise  and  nearly  25  years  of  senior management  experience render him ideally suited to assume a greater role in the execution of our business  strategy," said Josh Wexler,  Chief Executive Officer of SWMX.  "As such,  we are now better  positioned  to  accelerate  the  ongoing development  of the  organization  and the  SWMX  marketplace,  both in terms of industry  adoption  and the  quality  and  breadth  of service  provided  to our clients."

Throughout his career,  Mr. Figenshu has held senior  positions with many of the world's largest broadcast companies and created some of the most enduring brands in radio. He named one of the "Top 40 Most Influential People in Radio" by RADIO
INK from  2001-2003,  and has served at leading  organizations  including  Clear
Channel  Communications,  Viacom,  CBS/Infinity and Citadel. Mr. Figenshu's full biography is available at WWW.SWMX.COM in the ABOUT US section under MANAGEMENT.

The SWMX  Marketplace  has been  designed to provide  participants  with similar efficiencies  offered  by a modern  securities  exchange,  but  with  the  added functionality  of  integrated  campaign and  inventory  management  tools.  SWMX applications enable advertisers and broadcasters to execute  sophisticated media transactions  on one platform,  in one process,  in real time, from any computer with an internet connection. SWMX is an opt-in marketplace designed to serve the broadcaster  and  advertiser  equally.  There is no  hardware  to  purchase,  no software  to install  and no  contractual  obligation  to  transact  through the exchange.

ABOUT SWMX
Founded in 2005,  SWMX,  Inc. and its wholly owned  subsidiary,  SoftWave  Media
Exchange  (www.swmx.com),  provides an efficient,  dynamic and transparent  open marketplace for the purchase,  sale,  management and distribution of advertising media time.  The SWMX  Marketplace  currently  includes SWMX  Radio(TM) and SWMX
Television(TM).  SWMX  Radio(TM)  (www.swmxradio.com)  serves  a broad  range of advertisers,  agencies and Fortune 500  companies.  It also serves leading radio stations across the U.S.  representing 13 of the top 15 broadcast  groups, 50 of the top 50 U.S. markets, 39 of the top 50 stations and a national daily audience of over 9 million  listeners,  or 40% of the total U.S.  broadcast radio market,
according   to   Arbitron*.   Launched   in  June  2006,   SWMX   Television(TM)
(www.swmxtv.com)  serves  the local spot cable  market,  delivering  access to a national daily cable audience of over 25 million viewers  representing all major networks.  The  Company  plans to expand  SWMX  Television(TM)  capabilities  to support the local broadcast market in the fourth quarter of 2006. For additional information, please visit www.swmx.com.

*ARBITRON  FALL BOOK,  2005/WINTER  BOOK 2006 - ALL NUMBERS  BASED ON ADULTS 18+
RATINGS FOR MONDAY-SUNDAY 6 AM - 12 AM

FORWARD-LOOKING STATEMENTS
CERTAIN STATEMENTS IN THIS PRESS RELEASE ARE "FORWARD-LOOKING STATEMENTS" WITHIN
THE MEANING OF THE PRIVATE SECURITIES  LITIGATION REFORM ACT OF 1995 AND INVOLVE
KNOWN AND  UNKNOWN  RISK,  UNCERTAINTIES  AND OTHER  FACTORS  THAT MAY CAUSE THE
COMPANY'S ACTUAL PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM THE
RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING
STATEMENT.  IMPORTANT  ASSUMPTIONS AND OTHER IMPORTANT  FACTORS THAT COULD CAUSE
ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS
ARE  SPECIFIED  IN THE  COMPANY'S  FILINGS  WITH  THE  SECURITIES  AND  EXCHANGE
COMMISSION.
                                                       # # #

1 Bridge Street, Suite 74  o  Irvington, NY 10533  o  Web: www.swmx.com  o
Phone: 914.406.8400  o  Fax: 914.406.8468